[ING FUNDS LOGO]

                                                                  EXHIBIT (h)(3)

Michael J. Roland
Executive Vice President
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

                                                           June 26, 2002


      Pursuant to the Administrative Services Agreement dated March 1, 2002 between ING GET Fund and ING Investments, LLC (the "Agreement"), we hereby notify you of our intention to retain you as Administrator to render administrative and other services to ING GET Fund - Series U and Series V, each a newly established series of ING GET Fund, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding "ING GET Fund - Series U and Series V" to Schedule A of the Agreement. The Amended Schedule A is attached hereto.

      Please signify your acceptance to act as Administrator under the Agreement with respect to ING GET Fund by signing below.

                                                           Very sincerely,



                                                           Robert S. Naka
                                                           Senior Vice President
                                                           ING Get Fund

ACCEPTED AND AGREED TO:
ING Investments, LLC




By___________________________
     Michael J. Roland
     Executive Vice President



   484840.1.02
   7337 East Doubletree Ranch Road     Tel: 480.477.3000    ING Investments, LLC
   Scottsdale, AZ  85258-2034          Fax: 480.477.2700
   www.ingfunds.com

                           FORM OF AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                            ADMINISTRATION AGREEMENT

                               DATED APRIL 1, 2002

                                     BETWEEN

                                  ING GET FUND
                                       AND
                             ING FUNDS SERVICES, LLC

                             EFFECTIVE JUNE 26, 2002

SERIES                                ADMINISTRATIVE SERVICES FEE                   APPROVED BY BOARD           REAPPROVAL DATE
------                                ---------------------------                   -----------------           ---------------
ING GET Fund - Series D               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series E               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series G               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series H               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series I               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series J               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series K               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series L               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series


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

SERIES                                ADMINISTRATIVE SERVICES FEE                   APPROVED BY BOARD           REAPPROVAL DATE
------                                ---------------------------                   -----------------           ---------------
ING GET Fund - Series M               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series N               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series P               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series Q               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series R               .055% of average daily net assets of          December 12, 2001           December 31, 2002
                                      the series

ING GET Fund - Series S               .055% of average daily net assets of          April 3, 2002               December 31, 2002
                                      the series

ING GET Fund - Series T               .055% of average daily net assets of          April 3, 2002               December 31, 2002
                                      the series

ING GET Fund - Series U               .055% of average daily net assets of          June 26, 2002               December 31, 2002
                                      the series

ING GET Fund - Series V               .055% of average daily net assets of          June 26, 2002               December 31, 2002
                                      the series



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